Exhibit 99.1

                            STUDIO STORE DIRECT, INC.
                              FINANCIAL STATEMENTS
                            31 DECEMBER 2007 AND 2006

                            31 DECEMBER 2007 AND 2006

                                    CONTENTS




================================================================================
                                                                            Page
--------------------------------------------------------------------------------

REPORTS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS                      1

FINANCIAL STATEMENTS

   Balance Sheets                                                              4

   Statements of Loss and Comprehensive Loss                                   5

   Statements of Stockholders' Deficit                                         6

   Statements of Cash Flows                                                    7

   Notes to the Financial Statements                                      8 - 15

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholders of Studio Store Direct, Inc.


We have audited the accompanying balance sheet of Studio Store Direct, Inc., as of 31 December 2007 and the related statement of loss, stockholders' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, such financial statements present fairly, in all material respects, the financial position of Studio Store Direct, Inc., as of 31 December 2007 and the related statements of loss, stockholders' deficit and cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2, the Company has not established a significant source of revenue and has suffered losses from operations since inception, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, based on our audit, such financial statements present fairly, in all material respects, the financial position of Studio Store Direct, Inc. as of 31 December 2007 and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ DNTW Chartered Accountants, LLP

Licensed Public Accountants

Markham, Canada

12 December 2008

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM


The Board of Directors
Studio Store Direct, Inc.

     We have audited the accompanying balance sheet of Studio Store Direct, Inc. (the "Company") as of December 31 2006, and the related statements of net loss, stockholders' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Studio Store Direct, Inc. as of December 31, 2006, and the results of its operations and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a stockholders' deficit and has incurred recurring losses from operations since its inception. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Weinberg & Company, P.A.

Los Angeles, California
December 20, 2007, except for Note 4 for which the date is December 17, 2008

                            STUDIO STORE DIRECT, INC.

                                 BALANCE SHEETS

                                AS OF 31 DECEMBER

====================================================================================
                                                                 2007        2006
------------------------------------------------------------------------------------
ASSETS
Current Assets
   Cash                                                       $     337    $  74,146
   Accounts receivable                                            4,500        5,080
   Advances to related party                                     76,798           --
   Capitalized production costs                                  63,669       13,893
   Prepaid and sundry assets                                      5,284        2,842
------------------------------------------------------------------------------------

Total Current Assets                                            150,588       95,961
------------------------------------------------------------------------------------

Long Term Assets
   Property and equipment, net                                   32,456       42,576
------------------------------------------------------------------------------------

Total Assets                                                  $ 183,044    $ 138,537
====================================================================================

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
   Accounts payable and accrued liabilities                   $  93,101    $  45,442
   Deferred production revenue                                  200,000      100,000
   Advances from related party                                   20,000        6,005
   Advances from director                                        42,000           --
------------------------------------------------------------------------------------

Total Current Liabilities                                       355,101      151,447
------------------------------------------------------------------------------------

Long-Term Liabilities
   Convertible notes payable                                         --      242,500
------------------------------------------------------------------------------------

Stockholders' Deficit
    Preferred Stock, $.001 par value, 20,000,000 shares              --           --
     authorized, none issued and outstanding
   Common Stock, $.001 par value; 80,000,000 shares
     authorized, 3,270,250 (2006 - 2,364,000) shares issued
     and outstanding                                              3,270        2,364
   Additional paid-in capital                                   536,830      175,236
   Accumulated deficit                                         (712,157)    (433,010)
------------------------------------------------------------------------------------

Total Stockholders' Deficit                                    (172,057)    (255,410)
------------------------------------------------------------------------------------

Total Liabilities and Stockholders' Deficit                   $ 183,044    $ 138,537
====================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

                            STUDIO STORE DIRECT, INC.

                    STATEMENTS OF LOSS AND COMPREHENSIVE LOSS

                         FOR THE YEARS ENDED 31 DECEMBER

================================================================================
                                                           2007         2006
--------------------------------------------------------------------------------

REVENUE                                                 $  77,608    $ 158,640
--------------------------------------------------------------------------------

EXPENSES
   Selling, general and administrative                    181,624      225,945
   Salaries and benefits                                  139,992      227,648
   Amortization of capitalized production costs            25,018       83,136
   Depreciation                                            10,121        7,381
--------------------------------------------------------------------------------
TOTAL EXPENSES                                            356,755      544,110
--------------------------------------------------------------------------------

LOSS FROM OPERATIONS, NET LOSS AND COMPREHENSIVE LOSS   $(279,147)   $(385,470)
================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

                            STUDIO STORE DIRECT, INC.

                       STATEMENTS OF STOCKHOLDERS' DEFICIT

                  FOR THE YEARS ENDED 31 DECEMBER 2007 AND 2006

==============================================================================================================================
                                                                                      Accumulated
                                                                                         Other                        Total
                                          Shares    Capital Stock       Additional    Comprehensive  Accumulated   Stockholders'
                                                                     Paid-In Capital  Income (Loss)   Deficit        Deficit
------------------------------------------------------------------------------------------------------------------------------
Balance, 1 January 2006                  1,939,000      $   1,939      $   5,661      $     --      $ (47,540)      $ (39,940)

Issuance of common stock                   425,000            425        169,575            --             --         170,000

Net loss                                        --             --             --            --       (385,470)       (385,470)
-----------------------------------------------------------------------------------------------------------------------------

Balance, 31 December 2006                2,364,000      $   2,364      $ 175,236      $     --      $(412,343)      $(255,410)
=============================================================================================================================

Issuance of common stock                   300,000            300        119,700            --             --         120,000

Common stock issued upon conversion
  of notes payable                         606,250            606        241,894            --             --         242,500

Net loss                                        --             --             --            --       (279,147)       (279,147)
-----------------------------------------------------------------------------------------------------------------------------

Balance, 31 December 2007                3,270,250      $   3,270      $ 536,830      $     --      $(712,157)      $(172,057)
=============================================================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

                            STUDIO STORE DIRECT, INC.

                            STATEMENTS OF CASH FLOWS

                         FOR THE YEARS ENDED 31 DECEMBER

===========================================================================================
                                                                       2007        2006
-------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES

   Net loss                                                          $(279,147)   $(385,470)

    Adjustment to reconcile net loss to net cash used in operating activities
      Amortization of capitalized production costs                      25,018       83,136
      Depreciation                                                      10,121        7,381
-------------------------------------------------------------------------------------------
                                                                      (244,008)    (294,953)

    Changes in operating assets and liabilities:
      Accounts receivable                                                  580       (5,080)
      Capitalized production costs                                     (74,794)     (97,029)
      Prepaid and sundry assets                                         (2,442)       3,658
      Accounts payable and accrued liabilities                          47,658       45,442
      Deferred production revenue                                      100,000      100,000
-------------------------------------------------------------------------------------------

NET CASH USED IN OPERATING ACTIVITIES                                 (173,006)    (227,295)
-------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Acquisition of property and equipment                                   --      (49,957)
-------------------------------------------------------------------------------------------

NET CASH USED IN INVESTING ACTIVITIES                                       --      (49,957)
-------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from notes payable                                              --      190,000
   Proceeds from capital stock                                         120,000      170,000
   Advances (to) from related parties                                  (62,803)       6,005
   Advances from director                                               42,000           --
-------------------------------------------------------------------------------------------
                                                                        99,197      366,005
NET CASH PROVIDED BY FINANCING ACTIVITIES
-------------------------------------------------------------------------------------------
NET (DECREASE) INCREASE IN CASH                                        (73,809)      68,086

CASH, BEGINNING OF YEAR                                                 74,146        6,060
-------------------------------------------------------------------------------------------

CASH, END OF YEAR                                                    $     337    $  74,146
===========================================================================================


The accompanying notes are an integral part of these consolidated financial statements.

                            STUDIO STORE DIRECT, INC.

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED 31 DECEMBER 2007 AND 2006


1.   NATURE OF OPERATIONS

     Studio Store Direct, Inc. ("the Company") was incorporated in the state of California in 2004. The Company is in the business of producing infomercials and providing consulting services.

2.   GOING CONCERN

     The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has experienced losses from operations since inception that raise substantial doubt as to its ability to continue as a going concern.

     The Company's existence is dependent upon management's ability to develop profitable operations and resolve its liquidity problems. Management anticipates the Company will attain profitable status and improve its liquidity through additional equity investment in the Company.

     The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The accounting policies of the Company are in accordance with accounting principles generally accepted in the United States of America. Presented below are those policies considered particularly significant:

     Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These estimates are reviewed periodically, and, as adjustments become necessary, they are reported in earnings in the period in which they become known. Examples include estimates of the useful life of equipment and intangibles, the impairment of long-lived assets and the estimates of revenue and costs related to film production. These estimates are reviewed periodically, and, as adjustments become necessary, they are reported in earnings in the period in which they become known.

     Cash and Cash Equivalents

     The Company considers all instruments with an original maturity of three months or less to be cash equivalents. Cash equivalent are carried at cost, which approximates current value.

                            STUDIO STORE DIRECT, INC.

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED 31 DECEMBER 2007 AND 2006


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Revenue Recognition

     The Company recognizes revenue from television and film productions pursuant to American Institute of Certified Public Accountants Statement of Position 00-2, Accounting by Producers or Distributors of Films ("SOP 00-2"). The following conditions must be met in order to recognize revenue under SOP 00-2: (i) persuasive evidence of a sale or licensing arrangement exists; (ii) the program is complete and has been delivered or is available for immediate and unconditional delivery; (iii) the license period of the arrangement has begun and the customer can begin its exploitation, exhibition or sale; (iv) the arrangement fee is fixed or determinable; and
     (v) collection of the arrangement fee is reasonably assured.

     The Company recognizes income from consulting services over the life of the contract as the services are provided.

     Cash received in advance of meeting the revenue recognition criteria described above is recorded as deferred production revenue.

     Production Costs

     Production costs are accounted for pursuant to SOP No. 00-2. The cost of production for infomercials, including direct costs, production overhead and interest are capitalized and amortized using the individual-film-forecast method under which such costs are amortized for each program in the ratio that revenue earned in the current period for such program bears to management's estimate of the ultimate revenues to be realized from all media and markets for such program. Management regularly reviews, and revises when necessary, its ultimate revenue estimates on a title-by-title basis, which may result in a change in the rate of amortization applicable to such title and/or a write-down of the value of such title to estimated fair value. These revisions can result in significant quarter-to-quarter and year-to-year fluctuations in film write-downs and rates of amortization. If a total net loss is projected for a particular title, the associated film and television costs are written down to estimated fair value. All exploitation costs, including advertising and marketing costs are expensed as incurred.

     Accounts receivable

     The Company's accounts receivable and related allowance for doubtful accounts are analyzed in detail on a quarterly basis and all significant customers with delinquent balances are reviewed to determine future collectibility. The determinations are based on legal issues (such as bankruptcy status), past history, current financial and credit agency reports, and the experience of the credit representatives. Reserves are established in the quarter in which the Company makes the determination that the account is deemed uncollectible. The Company maintains additional reserves based on its historical bad debt experience. The provision for accounts receivables was assessed during the years ended 31 December 2007 and 2006 and management concluded that no provision was required.

                            STUDIO STORE DIRECT, INC.

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED 31 DECEMBER 2007 AND 2006


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Property and Equipment

     Property and equipment is stated at historical cost less accumulated depreciation. Depreciation, based on the estimated useful lives of the assets, is provided using the under noted annual rates and methods:

             Furniture and fixtures        7 years straight line
             Equipment                     5 years straight line
             Leasehold Improvements        3 years straight line

     Income Taxes

     Effective 1 January 2006, the Company has elected to be taxed under the S corporation provisions of the Internal Revenue Code and applicable state provisions. Under these provisions, the Company does not pay federal or state corporate income taxes on its taxable income. The stockholders include the Company's net income or loss on their individual income tax returns. There are no corporate deferred tax items as of 31 December 2007 and 2006.

     Fair Value of Financial Instruments

     The Company measures its financial assets and liabilities in accordance with the requirements of SFAS Statement of Financial Accounting Standards ("SFAS") No. 107, Disclosures about Fair Value of Financial Instruments.

     The estimated fair value of financial instruments has been determined by the Company using available market information and valuation methodologies. Considerable judgment is required in estimating fair value. Accordingly, the estimates may not be indicative of the amounts the Company could realize in a current market exchange. At 31 December 2007 and 2006, the carrying amounts of cash, accounts receivable, accounts payable, advances to director, advance to related party and convertible notes payable approximate their fair values due to the short-term maturities of these instruments.

     Comprehensive Income

     The Company adopted SFAS No. 130, Reporting Comprehensive Income that establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income is presented in the statements of changes in stockholders' deficit, and consists of net income (loss) and unrealized gains (losses) on available for sale marketable securities, foreign currency translation adjustments and changes in market value of future contracts that qualify as a hedge; and negative equity adjustments recognized in accordance with SFAS 87, Employers' Accounting for Pensions. SFAS No. 130 requires only additional disclosures in the financial statements and does not affect the Company's financial position or results of operations.

                            STUDIO STORE DIRECT, INC.

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED 31 DECEMBER 2007 AND 2006


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Major Customers

     During the year ended 31 December 2007, two customers accounted for more than 10% of the Company's sales. Sales to those customers were 52% and 45%, respectively.

     During the year ended 31 December 2006, three customers accounted for more than 10% of the Company's sales. Sales to those customers were 39%; 30% and 21%, respectively.

     Two customers accounted for 100% of total accounts receivable as of 31 December 2007 and two customers accounted for 95% of total accounts receivable as of 31 December 2006.

     Valuation of Long-Lived Assets

     In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The Company evaluates at each balance sheet date whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, the Company uses future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable. In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of the asset less cost to sell. The Company had no impairment loss of long-lived assets for the years ended 31 December 2007 and 2006.

     Recent Accounting Pronouncements

     In September 2006, the FASB issued SFAS No. 157, Defining Fair Value Measurement, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after 15 November 2007. The adoption of SFAS No. 157 is not expected to have a material impact on the Company's financial condition or results of operations.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. SFAS No. 159 permits entities to choose to measure many financial instruments, and certain other items, at fair value. SFAS No. 159 applies to reporting periods beginning after 15 November 2007. The adoption of SFAS No. 159 is not expected to have a material impact on the Company's financial condition or results of operations.

                            STUDIO STORE DIRECT, INC.

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED 31 DECEMBER 2007 AND 2006


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Recent Accounting Pronouncements (Continued)

     In December 2007, the FASB issued SFAS No. 141 (R) Business Combinations. SFAS 141R establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree. SFAS 141R also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. The guidance will become effective as of the beginning of the Company's fiscal year beginning after 15 December 2008. Management believes the adoption of this pronouncement will not have a material impact on the Company's consolidated financial statements.

     In December 2007, the FASB issued SFAS No. 160 Noncontrolling Interests in Consolidated Financial Statements--an amendment of ARB No. 51. SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The guidance will become effective as of the beginning of the Company's fiscal year beginning after 15 December 2008. Management believes the adoption of this pronouncement will not have a material impact on the Company's consolidated financial statements.

     In May 2008, the FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles. SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of non-governmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board amendments to Statements on Auditing Standards ("AU") Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. We have not yet commenced evaluating the potential impact, if any, of the adoption of FASB Statement No. 162 on our consolidated financial position, results of operations and cash flows.

     In April 2008, the FASB issued FSP No. 142-3, Determination of the Useful Life of Intangible Assets ("FSP 142-3"). FSP 142-3 amends the factors an entity should consider in developing renewal or extension assumptions used in determining the useful life of recognized intangible assets under FASB Statement No. 142, Goodwill and Other Intangible Assets. This new guidance applies prospectively to intangible assets that are acquired individually or with a group of other assets in business combinations and asset acquisitions. FSP 142-3 is effective for financial statements issued for fiscal years and interim periods beginning after 15 December 2008. Early adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

                            STUDIO STORE DIRECT, INC.

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED 31 DECEMBER 2007 AND 2006


4. CAPITALIZED PRODUCTION COSTS

================================================================================
                                                           2007          2006
--------------------------------------------------------------------------------

   Opening unamortized balance                           $ 13,893      $     --
     Production costs incurred                             74,794        97,029
     Amortization of capitalized production costs         (25,018)      (83,136)
--------------------------------------------------------------------------------

   Closing unamortized balance                           $ 63,669      $ 13,893
================================================================================

     All capitalized production costs relate to projects in development. The Company expects 100% of the balance of capitalized production costs will be amortized within the next year.


5.   PROPERTY AND EQUIPMENT

     The components of property and equipment are as follows:

================================================================================
                                              Accumulated      Net        Net
                                   Cost       Depreciation     2007       2006
--------------------------------------------------------------------------------

   Furniture and fixtures         $ 16,468     $ (4,058)    $ 12,410    $ 14,762
   Equipment                        25,459       (8,911)      16,548      21,640
   Leasehold improvements            8,030       (4,532)       3,498       6,174
--------------------------------------------------------------------------------

                                  $ 49,957     $(17,501)    $ 32,456    $ 42,576
================================================================================


6.   FINANCIAL INSTRUMENTS

     Concentration of Credit Risks

     SFAS No. 105, Disclosure of Information About Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk, requires disclosure of any significant off-balance sheet risk and credit risk concentration. Financial instruments that potentially subject the Company to credit risk include cash and trade accounts receivable. Concentration of credit risk with respect to trade accounts receivable at 31 December 2007 and 2006 exists due to the limited number of customers comprising the Company's customer base. The Company extends unsecured credit to its customers in the normal course of business. Management migitages this risk by performing ongoing credit verification of its customers and intends to further reduce credit risk as the Company's customer base increases.

     Liquidity Risk

     The company is exposed to liquidity risk as its continued operations are dependent upon obtaining additional capital to satisfy its liabilities as they come due.

                            STUDIO STORE DIRECT, INC.

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED 31 DECEMBER 2007 AND 2006


7.   ADVANCES TO (FROM) RELATED PARTIES

     The Company periodically makes advances to related parties. These advances are unsecured, non interest bearing with no formal terms of repayment. As of 31 December 2007, advances to related party amounted to $76,798 (2006 - $Nil). As of 31 December 2007 advances from related party amounted to $20,000 (2006 - 6,005). These advances were made to (from) companies controlled by the spouse of a director and shareholder of the Company.


8.   ADVANCES FROM DIRECTOR

     The advances from director are unsecured, non interest bearing with no formal terms of repayment.


9.   COMMITMENT AND CONTINGENCY

     The Company leases office space from an unrelated third-party under a non-cancelable operating lease expiring in 2009. Future minimum lease payments are $29,304 and $4,884 for years 2008 and 2009, respectively.

     The Company is a defendant in a lawsuit from a complaint filed in the State of Nevada on 27 October 2008, whereby the plaintiff has requested relief in excess of $60,000 for an alleged material breach of contract. The Company maintains that the claim is frivolous and has also filed a counterclaim for damages. Management therefore believes no accrual is necessary in the financial statements.


10.  CAPITAL STOCK

     During the year ending 31 December 2006, the Company issued 425,000 shares of common stock at $0.40 per share for aggregate consideration of $170,000.

     During the year ended 31 December 2007, the convertible notes payable, as described in note 11, were converted into 606,250 shares of the Company's common stock.

     During the year ending 31 December 2007, the Company issued 120,000 shares of common stock at $0.40 per share for aggregate consideration of $120,000.


11.  CONVERTIBLE NOTES PAYABLE

     As of 31 December 2006, the Company had outstanding convertible notes payable of $242,500 due to its existing stockholders. The notes were unsecured, non interest bearing, with no formal terms of repayment. On 1 January 2007, all of the convertible notes payable were converted to 606,250 shares of the Company's common stock at $0.40 per share, the market value of the company's common stock on the date of issuance.


12.  SUPPLEMENTAL CASH FLOW INFORMATION

     During the years ended 31 December 2007 and 2006 the Company paid no interest or income taxes.

                            STUDIO STORE DIRECT, INC.

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

                  FOR THE YEARS ENDED 31 DECEMBER 2007 AND 2006


13. SUBSEQUENT EVENT

     On 6 June 2008, the Company entered into a Stock for Stock Exchange Agreement (the "Exchange Agreement") with Red Rock Pictures Holdings, Inc. ("Red Rock").

     Pursuant to the Exchange Agreement, the Company acquired 11,000,000 restricted common shares of Red Rock in exchange for all the issued and outstanding shares of the Company. Further, the Company became a wholly owned subsidiary of Red Rock.


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